Exhibit 3.1(a)

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov	Filed in the Office of	Business Number
E5617922020-9
Filing Number
20200561791
	Secretary of State	Filed On
	State Of Nevada	03/20/2020 09:58:40 AM
Number of Pages
2

Formation - Profit Corporation

☑	NRS 78 - Articles of Incorporation Profit Corporation	☐	NRS 80 - Foreign Corporation	☐	NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ___________________________________________ a close corporation (NRS 78A)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)	RECRUITER.COM, GROUP, INC.
2. Registered Agent for Service of Process: (Check only one box) 2a. Certificate of Acceptance of Appointment of Registered Agent:	Commercial Registered Agent (name only below)	Noncommercial Registered Agent (name and address below)	Office or position with Entity (title and address below)
CORPORATE CREATIONS NETWORK INC.
Name of Registered Agent OR Title of Office or Position with Entity
	8275 SOUTH EASTERN AVENUE #200	Las Vegas	Nevada 89123
	Street Address	City	Zip Code
Nevada
	Mailing Address (If different from street address)	City	Zip Code
I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.
	X Jenisa Irizarry, Special Secretary		03/20/2020
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity		Date
3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)	This corporation is a close corporation operating with a board of directors Yes OR No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1 ) Miles Jennings
Name
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip Code
2 ) Evan Sohn
Name
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip Code
3 ) Timothy O’Rourke
Name
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip Code
4 ) Wallace Ruiz
Name
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip Code
5. Jurisdiction of Incorporation: (NRS 80 only)	5a. Jurisdiction of incorporation:	5b. I declare this entity is in good standing	☐
in the jurisdiction of its incorporation.

Page 1 of 2 Pages

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov	Formation -
profit Corporation Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting “Yes” you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field.	Yes
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	All lawful Purposes
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of common shares with Par value: 250000000.0	Par value: $ 0.0001
	Number of preferred shares with Par value: 10000000.0	Par value: $ 0.0001
Number of shares with no par value: 0
If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80.	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.
Name, Address and Signature of the Incorporator for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	Miles Jennings		United States
	Name		Country
	100 Waugh Drive, Suite 300	Houston	TX	77007
	Address	City	State	Zip/Postal Code
	X Miles Jennings		(attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING
Please include any required or optional information in space below: (attach additional page(s) if necessary)

Page 2 of 2 Pages

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov	Initial List and State Business License Application

Initial List Of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

RECRUITER.COM, GROUP, INC.

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: Read instructions before completing and returning this form.

Please indicate the entity type (check only one):

☑	Corporation

This corporation is publicly traded, the Central Index Key number is:

☐	Nonprofit Corporation (see nonprofit sections below)

☐	Limited-Liability Company

☐	Limited Partnership

☐	Limited-Liability Partnership
Filed in the Office of	Business Number
E5617922020-9
Filing Number
20200561793
Secretary of State	Filed On
State Of Nevada	03/20/2020 09:58:41 AM
Number of Pages
2

☐	Limited-Liability Limited Partnership (if formed at the same time as the Limited Partnership)

☐	Business Trust

☐	Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE
Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. 001 - Governmental Entity
006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming and exemption under 501(c) designation must indicate by checking box below.

Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee.
Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

Unit-owners' Association               Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:Charitable Solicitation Information - check applicable box

Does the Organization intend to solicit charitable or tax deductible contributions?
No - no additional form is required

Yes - the *Charitable Solicitation Registration Statement* is required.

The Organization claims exemption pursuant to NRS 82A 210 - the *Exemption From Charitable Solicitation Registration Statement* is required

**Failure to include the required statement form will result in rejection of the filing and could result in late fees.**

Revised: 1/1/2019

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov	Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE DIRECTOR:
Miles Jennings		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE DIRECTOR:
Evan Sohn		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE DIRECTOR:
Timothy O’Rourke		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE PRESIDENT:
Douglas Roth		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE DIRECTOR:
Wallace Ruiz		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the office of the Secretary of State.

X Jenisa Irizarry	Authorized Signer	03/20/2020
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED	Title	Date

Revised: 1/1/2019

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov	Annual or Amended List and State Business License Application

☐	ANNUAL AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing

Partners, Trustees or Subscribers:

RECRUITER.COM, GROUP, INC.	NV20201745507
NAME OF ENTITY	Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: Read instructions before completing and returning this form.

☑	Please indicate the entity type (check only one):

☐	Corporation

This corporation is publicly traded, the Central Index Key number is:

Nonprofit Corporation (see nonprofit sections below)

☐	Limited-Liability Company

☐	Limited Partnership

☐	Limited-Liability Partnership

☐	Limited-Liability Limited Partnership

☐	Business Trust

☐	Corporation Sole

☐	Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

001 - Governmental Entity

006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

Unit-owners' Association	Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:Charitable Solicitation Information - check applicable box

Does the Organization intend to solicit charitable or tax deductible contributions?

No - no additional form is required

Yes - the "Charitable Solicitation Registration Statement" is required.

The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

**Failure to include the required statement form will result in rejection of the filing and could result in late fees.**

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov	Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE DIRECTOR:

Miles Jennings		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE DIRECTOR:

Evan Sohn		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE DIRECTOR:

Timothy O’Rourke		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE PRESIDENT:

Douglas Roth		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE CEO:

Miles Jennings		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE EX CHAIRMAN & PRESIDENT:

Evan Sohn		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE CHIEF TECH OFFICER :

Ashley Saddul		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE INTERN CHIEF FINANCIAL

OFFICER:

Robert Scherne		USA
Name		Country
100 Waugh Drive, Suite 300	Houston	TX	77007
Address	City	State	Zip/Postal Code

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Jenisa Irizarry	Authorized Signer	03/20/2020
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED	Title	Date